Exhibit 99.2

Supplemental Financial Data Second Quarter 2019

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of June 30, 2019 unless otherwise noted.

SECOND QUARTER 2019 HIGHLIGHTS 3 .. Net income of $11.2 million(1), or $0.25 per common share .. Core earnings of $16.8 million(1), or $0.37 per common share .. Declared dividend of $0.40 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of 5.9% .. Core Return on Equity(3) of 8.8% .. Dividend Yield(4) of 10.7% RETURNS .. Total SBC loan investment of $835.5 million .. SBC loan originations of $419.6 million and $362.2 million of loan acquisitions .. SBA loan originations of $53.7 million .. Residential mortgage loan originations of $518.2 million LOAN ORIGINATIONS(5) / ACQUISITIONS .. Completed the securitization of $306.5 million of acquired SBC loans and issued $246.6 million of senior bonds at a weighted average pass-through rate of 2.9% .. Adjusted net book value(6) of $16.35 per common share .. Loans increased by 19.9% to $3.1 billion(7) BALANCE SHEET (1) Inclusive of non-controlling interest (2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period (3) Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings (4) Q2 Dividend yield for the period based on the 6/28/2019 closing share price of $14.90 (5) Represents fully committed amounts (6) Excludes the equity component of our 2017 convertible note issuance (7) Represents carrying value of loans

RETURN ON EQUITY 4 1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for certain items detailed on the “Core Earnings Reconciliation” slide. 3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line’s average monthly equity. 4) Q1’19 figures excludes the effects of the ORM merger on the Company’s equity. Segment Loan Acquisitions 14.5% 14.5% 29.1 % SBC Originations 11.3% 11.3% 52.6 % SBA Originations, Acquisitions, & Servicing 39.9% 39.6% 10.6 % Residential Mortgage Banking (3) (12.9) % 23.5% 7.7% (1.0) (0.3) (0.5) 1.2 12.4% 11.2% 15.7% 16.3% 2.0 3.8 2.0 3.8 (7.9) (10.2) (7.9) (10.2) (0.4) 16.1 - (1.4) (1.3) (1.4) (1.3) (1.4) 1.1 2.1 0.3 0.9 5.9% 21.6% 8.8% 8.0 % Return on equity (4) Realized & unrealized gains, net Other income and expenses, net Investment advisory fees Provision for income taxes Gross return on equity Corporate leverage, net of non-earnings assets Non-recurring gains and expenses 13.4% 11.5% 16.2% 15.1 % GAAP ROE (2) Core ROE (2) Levered Yield (1) Core Levered Yield (1) Equity Allocation Q2'19 Q1'19 Q2'19 Q1'19

SBC INVESTMENT BY PRODUCT TYPE(1) 5 (1) Origination volumes are based on fully committed amounts $48.3 $51.1 $65.4 $44.1 $53.7 $69.4 $125.4 $95.7 $86.3 $177.5 $160.3 $70.3 $70.3 $62.9 $73.0 $122.6 $95.5 $166.9 $142.8 $169.1 $142.8 $86.4 $8.8 $128.7 $362.2 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

Q2 2019 QUARTERLY SBC LOAN INVESTMENT ALLOCATION 6 • Total funded investments of $771.3 million added during the quarter. • Funded $409.1 million(1) of SBC and SBA loan originations. • Acquired $362.2 million of SBC loans (1) Represents actual disbursements during the quarter. (2) $ in millions (3) Based on fully funded loan amount (4) Gross yield equals contractual interest rates and accretion of discount based on the Company’s estimates of loan performance, where applicable (5) Weighted average advance rate of all assets of this loan type currently financed on the Company’s facilities (6) Weighted average debt cost of all assets of this loan type currently financed on the Company’s facilities (7) SBA loan counts include the guaranteed and unguaranteed loan portion. (in millions, except loan count information) # of Loans Gross Yield(4) Weighted Avg Maturity(3) FX / ARM Avg Advance Rate(5) Debt Cost (6) Loan Originations Held-for-investment SBC $ 173.3 42 $ 4.1 5.4% 7 years 100% / 0% 81% 1M Libor +220 Transitional 110.4 26 4.2 6.4% 3 years 0% / 100% 68% 1M Libor + 225 SBA (7) 13.1 60 0.1 7.6% 20 years 0% / 100% 74% 1M Libor + 250 Prime + 29 Held-for-sale SBA (7) $ 39.3 60 $ 0.3 7.6% 20 years 0% / 100% 74% 1M Libor + 250 Prime + 29 Freddie Mac 73.0 28 2.6 4.6% 14 years 52% / 48% 100% 1M Libor + 150 Total Loan Originations $ 409.1 216 $ 1.9 5.8% 9 years 52% / 48% 83% SBC: 1M Libor + 215 SBA: 1M Libor + 250; Prim e + 29 Loan Acquisitions SBC $ 362.2 1,437 $ 0.2 5.7% 7 years 24% / 76% 75% SBC: 1M Libor + 227 SBA: 1M Libor + 250 Total Loan Acquisitions $ 362.2 1,437 $ 0.2 5.7% 7 years 24% / 76% 75% SBC: 1M Libor + 227 SBA: 1M Libor + 250 Total SBC Investment (Originations + Acquisitions) $ 771.3 1,653 $ 0.5 5.7% 8 years 35% / 65% 79% SBC: 1M Libor + 218 SBA: 1M Libor + 250; Prim e + 29 Avg Balance(2) Gross Investments (2)

SBC ORIGINATIONS -S EGMENT SNAPSHOT 7 1) Represents fully committed amounts. 2) As of July 31, 2019 including July 2019 fundings. 3) $ in millions, as of quarter end. 4) Represents fixed rate loans that have been securitized. 5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Originations of $419.6 million(1) • Origination pipeline of $498.3 million(2) : 12.5% 9.4% 8.9% 9.3% 9.6% 2.4% 2.3% 1.8% 1.9% 1.7% 0.0% 5.0% 10.0% 15.0% 20.0% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (5) (6) Portfolio Metrics (Balance Sheet) Number of loans 397 403 421 429 485 Unpaid Principal Balance (3) $1,202 $ 1,305 $ 1,479 $ 1,582 $ 1,829 Carrying Value (3) $1,213 $ 1,314 $ 1,488 $ 1,589 $ 1,835 Weighted Average LTV 60% 60% 63% 63% 63% Weighted Average Coupon 6.4% 6.3% 6.3% 6.2% 6.1% Weighted Average Maturity 5 years 5 years 5 years 5 years 5 years Weighted Average Principal Balance (3) $ 3.0 $ 3.2 $ 3.5 $ 3.7 $ 3.7 Percentage of loans fixed / floating 55% / 45% 56% / 44% 55% / 45% 53% / 47% 55% / 45% Percentage of fixed, match funded (4) 73.9% 62.8% 54.2% 87.3% 69.4% Percentage of loans 30+ days delinquent 1.7% 1.3% 2.3% 2.7% 2.7% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Fixed Rate $ 53.0 $ 86.4 $ 139.4 Transitional 25.2 140.8 165.9 Freddie Mac 35.1 157.8 192.9 Total $ 113.3 $ 385.0 $ 498.3 Product July 2019 Forward Total Pipeline

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING-S EGMENT SNAPSHOT 8 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred 4) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • $45.5 million of SBA secondary market loans sales, with an average sale premium of 10.9% • Originations of $53.7 million(1) • Origination pipeline of $142.2 million SBA loans, including $19.1 million of July 2019 fundings 17.1% 16.6% 17.1% 15.0% 22.1% 11.8% 11.6% 13.9% 11.1% 17.8% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (3) (4) Portfolio Metrics (Balance Sheet) Number of loans 2,029 1,976 1,931 1,876 1,902 Unpaid Principal Balance (2) $489 $ 481 $ 467 $ 262 $ 270 Carrying Value (2) $438 $ 434 $ 424 $ 221 $ 230 Weighted Average LTV 79% 79% 79% 82% 87% Weighted Average Coupon 6.4% 6.6% 7.0% 7.4% 7.4% Weighted Average Maturity 14 years 14 years 14 years 15 years 16 years Weighted Average Principal Balance (2) $ 0.2 $ 0.2 $ 0.2 $ 0.1 $ 0.1 Percentage of loans fixed / floating 1% / 99% 1% / 99% 1% / 99% 1% / 99% 1% / 99% Percentage of loans 30+ days delinquent 3.6% 4.1% 7.0% 9.1% 6.5% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019

LOAN ACQUISITIONS-S EGMENT SNAPSHOT 9 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. • Acquired $362.2 million of SBC loans • Acquisition pipeline of $300.3 million SBC loans, including July 2019 acquisitions of $22.6 million 11.1% 11.9% 12.2% 13.8% 11.3% 3.0% 4.5% 7.0% 8.4% 3.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Income on joint venture investment Gross Levered Yield (ex. Gains) CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 1,019 949 896 1,018 2,385 Unpaid Principal Balance (2) $602 $ 617 $ 573 $ 798 $ 1,075 Carrying Value (2) $569 $ 588 $ 548 $ 770 $ 1,055 Weighted Average LTV 51% 49% 44% 53% 46% Weighted Average Coupon 6.6% 6.7% 6.6% 6.7% 6.3% Weighted Average Maturity 8 years 8 years 7 years 7 years 10 years Weighted Average Principal Balance (2) $ 0.6 $ 0.6 $ 0.6 $ 0.8 $ 0.5 Percentage of loans fixed / floating 62% / 38% 65% / 35% 66% / 34% 61% / 39% 48% / 52% Percentage of fixed, match funded (3) 15.5% 11.4% 51.6% 51.6% 61.0% Percentage of loans performing / non-performing 97% / 3% 98% / 2% 98% / 2% 95% / 5% 98% / 2% Q2 2018 Q3 2018 Q4 2019 Q1 2019 Q2 2019

RESIDENTIAL MORTGAGE BANKING –S EGMENT SNAPSHOT 10 1) $ in millions. Represents activity during the quarter. 2) Represents fully committed amounts • MSR portfolio of approximately $7.8 billion in UPB, up 2% compared to Q1 • Fair market value of $85.7 million • Originations of $518.2 million(2) • Loan sales of $492.1 million • Origination pipeline of $261.6 million in commitments to originate residential agency loans(2) $7.0 $7.3 $7.5 $7.6 $7.8 $6.0 $6.5 $7.0 $7.5 $8.0 MSR PORTFOLIO (UPB IN $ BILLIONS) CURRENT QUARTER HIGHLIGHTS Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 498.6 $ 472.1 $ 369.1 $ 344.4 $ 518.2 % of Originations - Purchased 80.6% 79.6% 76.7% 74.3% 74.0% % of Originations - Refinanced 19.4% 20.4% 23.3% 25.7% 26.0% Channel - % Correspondent 36.7% 37.0% 38.2% 34.5% 36.4% Channel - % Retail 41.6% 42.5% 44.0% 47.2% 45.7% Channel - % Wholesale 21.7% 20.5% 17.8% 18.2% 17.9% Unpaid principal balance (1) $ 479.9 $ 496.1 $ 382.7 $ 326.5 $ 492.1 % of UPB - Fannie/ Freddie securitizations 67.6% 65.6% 62.8% 68.4% 69.7% % of UPB - Ginnie Mae securitizations 23.0% 24.3% 25.8% 24.6% 22.4% % of UPB - Other investors 9.4% 10.1% 11.5% 7.0% 7.9% Q1 2019 Q2 2019 Originations Sales Q2 2018 Q3 2018 Q4 2018 Fair Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 Value ($ mm) $ 85.6 $ 91.7 $ 93.1 $ 88.2 $ 85.7

ACTIVE SBC AND SBA LOAN SECURITIZATION PERFORMANCE(1) Originated Conventional SBC Loans Originated Transitional Loans (3) Acquired SBC Loans Originated Freddie Mac Loans 11 1) Represents remaining collateral in the securitization Original Collateral: $1.1 b Remaining collateral: $764 m Original Collateral: $842 m Remaining collateral: $610 m Original Collateral: $822 m Remaining collateral: $609 m Original Collateral: $1.9 b Remaining collateral: $1.7 b

LOAN PORTFOLIO COMPOSITION AS OF JUNE 30, 2019(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 12

CAPITAL STRUCTURE ► Completed $320 million securitization of originated transitional loans in April 2019 ► Completed $300 million securitization of acquired SBC loans in June 2019 ► Renegotiated warehouse facilities rates ► Completed $57.5 million issuance of 6.2% corporate baby bonds in July 2019 13 Funding Mix Total Debt + Equity CURRENT SOURCES OF FUNDING HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $2,382 $2,480 $2,641 $3,088 $3,642 24% 23% 21% 25% 21% 5% 4% 4% 4% 3% 10% 9% 9% 7% 6% 29% 33% 32% 27% 27% 33% 30% 34% 37% 43% Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Common Equity Convertible senior notes Senior secured notes and Corporate debt Credit facilities and repurchase agreements Securitized debt obligations Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Retail Baby Bonds $ 50.0 6.5% 6.5% Corporate Baby Bonds* $ 57.5 6.2% 6.2% Total $ 402.5 7.0% 6.9% Principal Balance Coupon YTM Corporate Financing (in $M) *Issued in July 2019

FINANCING AND LEVERAGE 14 1.8x 2.0x 2.1x 1.6x 1.8x 3.2x 3.4x 3.7x 3.1x 3.9x 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Historical Leverage Recourse Total HISTORICAL LEVERAGE Total Debt-to-Equity Ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 989 Securitized debt obligations 1,567 Senior secured notes and corporate bonds 228 Convertible notes 111 Total Debt $2,894 Total Stockholders' Equity $747 Total debt-to-equity ratio 3.9 Total recourse debt-to-equity ratio Total Debt $ 2,894 Less: Securitized debt obligations (1,567) Total recourse debt $1,327 Total Stockholders' Equity $747 Total recourse debt-to-equity ratio 1.8 6/30/2019 (in millions)

LOAN WAREHOUSE FACILITIES 15 (1) $ in millions Bank Maturity Rate Description and Uses of Funds JPMorgan May '20 1M L + 2.50% $ 225 $ 97 Borrowings are used to finance SBC and SBA loan acquisitions, and SBA loan originations. KeyBank Feb '20 1M L + 1.50% 125 90 Borrowings are used to finance Freddie Mac SBC loan originations. East West July '20 Prime - 0.821 to + 0.29% 50 9 Borrowings are used to finance SBA loan originations and acquisitions. FCB June '21 2.75% 2 - Borrowings are used to finance SBC loan acquisitions. GMFS facilities < 1 year 1M L + 1.75 to 2.0% 215 96 Borrowings are used to finance Residential Agency loan originations. GMFS - MSR Sept '23 1M L + 2.50% 50 12 Borrowings are used to finance Residential Agency MSRs. Rabobank Jan '21 4.22% 15 - Borrowings are used to finance acquired REO properties. $ 682 $ 304 Citibank Aug '20 1M L + 1.875 to 2.125% $ 500 $ 283 Borrowings are used to finance SBC loan originations and SBC loan acquisitions. Deutsche Bank Feb '20 3M L + 2.30 to 2.80% 300 155 Borrowings are used to finance SBC loan originations and Transitional loan originations. JPMorgan Dec '20 1M L + 2.25 to 4.00% 200 139 Borrowings are used to finance SBC and Transitional loan originations, and SBC loan acquisitions. $ 1,000 $ 577 Borrowings under repurchase agreements Total Borrowings under repurchase agreements Total Borrowings under credit facilities Borrowings under credit facilities Av ailable Capacity (1) Facility Size (1)

READY CAPITAL SNAPSHOT ($ amounts in thousands, except per share data) 16 (5) Excludes the equity component of our 2017 convertible note issuance 1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances 2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis. 3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 6/30/2019 on an annualized basis. 4) Excludes loans, held for sale, at fair value 5) Excludes the equity component of our 2017 convertible note issuance. SBA servicing rights - UPB $ 565,563 SBA servicing rights- carrying value $ 18,000 Freddie Mac servicing rights - UPB $ 1,051,751 Freddie Mac servicing rights - carrying value $ 11,103 Residential servicing rights - UPB $ 7,776,329 Residential servicing rights - carrying value $ 85,658 Servicing Portfolio Metrics Average Carrying Value(1) Debt Cost (3) Levered Yield Loan Acquisitions 894,883 $ 7.9% 632,289 $ 5.2% 14.5% SBC Originations 1,856,870 $ 6.6% 1,382,539 $ 5.0% 11.3% SBA Originations, Acquisitions, & Servicing 241,831 $ 19.1% 146,553 $ 5.6% 39.9% Total 2,993,584 $ 8.0% 2,161,381 $ 5.1% 15.6% Investment Type Gross Yield(2) Average Debt Balance Common Stockholders' equity $ 728,027 Common Stockholders' equity (adjusted)(5) $ 726,047 Total Common Shares outstanding 44,415,479 Net Book Value per Common Share $ 16.39 Adjusted Net Book Value per Common Share $ 16.35 Book Equity Value Metrics Net income | Core earnings $ 11,245 | $ 16,775 Earnings per share - Basic and diluted $ 0.25 Core Earnings per Common Share $ 0.37 Return on Equity per Common Share 5.9% Core Return on Equity per Common Share 8.8% Dividend Yield 10.7% Q2 2019 Earnings Data Metrics % Fixed vs Floating Rate 49.1% / 50.9% % Originated vs Acquired 62.0% / 38.0% Weighted Average LTV - SBC 63% Weighted Average LTV - SBA 87% Weighted Average LTV - Acquired 46% Loan Portfolio Metrics (4)

APPENDIX 17

PER SHARE FINANCIAL PERFORMANCE 18 ► Adjusted net book value of $16.35 per common share as of June 30, 2019 Per Share Trends $0.48 $0.53 $0.30 $0.90 $0.25 $0.47 $0.48 $0.34 $0.34 $0.37 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Earnings Core earnings Dividends declared

BALANCE SHEET BY QUARTER 19 (In Thousands) Assets Cash and cash equivalents $ 105,833 $ 47,845 $ 54,406 $ 47,597 $ 41,925 Restricted cash 15,108 18,864 28,921 29,979 38,019 Loans, net 1,035,330 1,256,177 1,193,392 1,057,023 1,002,676 Loans, held for sale, at fair value 188,752 124,988 115,258 115,778 177,507 Mortgage backed securities, at fair value 50,070 94,341 91,937 91,435 99,407 Loans eligible for repurchase from Ginnie Mae 79,623 79,600 74,180 73,057 69,101 Investment in unconsolidated joint venture 41,598 40,914 33,438 39,025 47,551 Derivative instruments 4,758 5,846 2,070 2,483 3,670 Servicing rights 111,274 118,221 120,062 115,652 114,761 Receivable from third parties 980 1,529 8,888 718 2,763 Real estate acquired in settlement of loans 4,837 4,045 7,787 75,517 65,834 Other assets 52,111 55,115 55,447 68,886 68,399 Assets of consolidated VIEs 1,122,706 1,053,274 1,251,057 1,561,864 2,108,710 Total Assets $ 2,812,980 $ 2,900,759 $ 3,036,843 $ 3,279,014 $ 3,840,323 Liabilities Secured borrow ings 684,382 822,414 834,547 848,225 988,868 Securitized debt obligations of consolidated VIEs, net 795,503 752,432 905,367 1,140,919 1,567,113 Convertible notes, net 109,484 109,743 109,979 110,241 110,506 Senior secured notes and Corporate notes, net 226,890 227,058 227,327 227,608 227,881 Guaranteed loan financing 263,920 246,229 229,678 34,047 28,445 Contingent consideration 1,686 1,773 1,207 — — Liabilities for loans eligible for repurchase from Ginnie Mae 79,623 79,600 74,180 73,057 69,101 Derivative instruments 935 39 3,625 3,392 9,032 Dividends payable 13,340 13,346 13,346 13,396 18,292 Accounts payable and other accrued liabilities 72,659 79,089 73,512 67,240 73,679 Total Liabilities $ 2,248,422 $ 2,331,723 $ 2,472,768 $ 2,518,125 $ 3,092,917 Stockholders’ Equity Common stock 3 3 3 4 4 Additional paid-in capital 539,457 539,869 540,478 720,680 720,812 Retained earnings 5,870 9,698 5,272 21,790 14,914 Accumulated other comprehensive loss — — (922) (1,328) (7,703) Total Ready Capital Corporation equity 545,330 549,570 544,831 741,146 728,027 Non-controlling interests 19,228 19,466 19,244 19,743 19,379 Total Stockholders’ Equity $ 564,558 $ 569,036 $ 564,075 $ 760,889 $ 747,406 Total Liabilities and Stockholders’ Equity $ 2,812,980 $ 2,900,759 $ 3,036,843 $ 3,279,014 $ 3,840,323 Adjusted Book Value per Share $ 16.95 $ 17.08 $ 16.91 $ 16.65 $ 16.35 6/30/2019 6/30/2018 9/30/2018 12/31/2018 3/31/2019

STATEMENT OF INCOME BY QUARTER 20 (1) Certain balances have been reclassified to match current period presentation (In Thousands, except share data) Interest income $ 41,858 $ 44,287 $ 46,204 $ 48,753 $ 57,034 Interes t expense (26,407) (28,925) (31,240) (35,775) (35,753) Net interest income before provision for loan losses $ 15,451 $ 15,451 $ 14,964 $ 12,978 $ 21,281 Provision for loan losses 397 (800) (1,131) (518) (1,348) Net interest income after provision for loan losses $ 15,848 $ 14,651 $ 13,833 $ 12,460 $ 19,933 Non-interest income Residential mortgage banking activities $ 17,255 $ 17,011 $ 11,561 $ 14,587 $ 21,021 Net realized gain on financial instruments 8,620 6,946 10,610 7,282 6,255 Net unrealized gain (loss) on financial instruments 4,457 8,500 (11,112) (6,912) (7,006) Other income 1,826 1,204 1,222 900 2,792 Servicing income, net of amortization and impairment 6,627 6,922 7,116 6,752 7,811 Income on unconsolidated joint venture 1,503 2,178 2,728 2,929 2,083 Gain on bargain purchase — — — 30,728 — Total non-interest income $ 40,288 $ 42,761 $ 22,125 $ 56,266 $ 32,956 Non-interest expense Employee compensation and benefits (14,272) (14,163) (12,847) (11,448) (12,509) All ocate d emp loyee compensat ion an d bene fits f rom re late d party (1,200) (1,200) (600) (853) (1,250) V ar iable expenses on res id ent ial mortgage ban ki ng act iv ities (7,493) (8,337) (4,108) (9,176) (13,501) Professional fees (2,401) (2,294) (420) (1,829) (1,586) Management fees – related party (2,036) (2,070) (2,058) (1,997) (2,495) Incentive fees – related party (269) — (467) — — Loan servicing expense (3,000) (4,247) (3,442) (3,648) (4,571) ORM mer ger ex pens es — — — (5,467) (603) Other operating expenses (8,916) (6,548) (5,267) (6,861) (8,085) Total non-interest expense $ (39,587) $ (38,859) $ (29,209) $ (41,279) $ (44,600) Income before provision for income taxes $ 16,549 $ 18,553 $ 6,749 $ 27,447 $ 8,289 Provision for income (taxes) benefit (665) (895) 2,737 3,003 2,956 Ne t incom e $ 15,884 $ 17,658 $ 9,486 $ 30,450 $ 11,245 Less: Net income attributable to non-controlling interest 588 638 309 983 276 Net income attributable to Ready Capital Corporation $ 15,296 $ 17,854 $ 9,177 $ 29,467 $ 10,969 Earnings per common share - basic $0.48 $ 0.53 $ 0.30 $ 0.90 $ 0.25 Earn ings per common s h are - dil u te d $0.48 $ 0.53 $ 0.30 $ 0.90 $ 0.25 Weighted-average shares outstanding - Basic 32,073,717 32,109,642 32,122,503 32,556,875 44,425,598 Weighted-average shares outstanding - Diluted 32,092,750 32,130,262 32,138,712 32,563,644 44,431,263 Dividends declared per share of common stock $0.37 $ 0.40 $ 0.40 $ 0.40 $ 0.40 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019

CORE EARNINGS RECONCILIATION 21 We believe that providing investors with Core Earnings, a non-U.S. GAAP financial measure, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in our financial and operational decision-making. However, because Core Earnings is an incomplete measure of our financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, our net income as a measure of our financial performance. In addition, because not all companies use identical calculations, our presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies. We calculate Core Earnings as GAAP net income (loss) excluding the following: i) any unrealized gains or losses on certain MBS ii) any realized gains or losses on sales of certain MBS iii) any unrealized gains or losses on Residential MSRs iv) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses In calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by us in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by us as part of our loan origination businesses, where we transfer originated loans into an MBS securitization and retain an interest in the securitization. In calculating Core Earnings, we do not adjust Net Income (in accordance with GAAP) to take into account unrealized gains and losses on MBS retained by us as part of our loan origination businesses because we consider the unrealized gains and losses that are generated in the loan origination and securitization process to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of our historical loan originations. In calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core. Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on Residential MSRs, held at fair value. We treat our commercial MSRs and Residential MSRs as two separate classes based on the nature of the underlying mortgages and our treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to our small business commercial business are accounted for under ASC 860, Transfer and Servicing, while our residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Core Earnings, we do not exclude realized gains or losses on either commercial MSRs or Residential MSRs, held at fair value, as servicing income is a fundamental part of our business and as an indicator of the ongoing performance. (In Thousands) Ne t Incom e $15,884 $ 17,569 $ 9,486 $ 30,450 $ 11,245 Reconciling items: Gain on bargain purchase $— $ — $ — $ (30,728) $ — ORM mer ger ex pens es — — — 5,467 603 Non-recurring expenses — — — 726 67 Unrealized (gain) loss on mortgage-backed securities 86 (10) 226 14 106 Unrealized (gain) loss on mortgage servicing rights (253) (1,969) 2,171 7,128 6,339 Total reconciling items $ (167) $ (1,979) $ 2,397 $ (17,393) $ 7,115 Core earnings before income taxes $15,717 $ 15,590 $ 11,883 $ 13,057 $ 18,360 Income tax adjustments 64 495 (547) (1,782) (1,585) Core earnings $15,781 $ 16,085 $ 11,336 $ 11,275 $ 16,775 Less: Core earnings attributable to non-controlling interests $584 $ 584 $ 369 $ 364 $ 412 Core earnings attributable to Common Stockholders $15,197 $ 15,501 $ 10,967 $ 10,911 $ 16,363 Core earnings per share $0.47 $ 0.48 $ 0.34 $ 0.34 $ 0.37 Weighted average common shares outstanding 32,073,717 32,109,642 32,122,503 32,556,875 44,425,598 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019